POWER OF ATTORNEY
Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Sarah Solum, Pamela Marcogliese and Daniel Fox, acting individually or jointly, with full power of substitution and resubstitution, as the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in connection with the undersigned's beneficial ownership of, or participation in a group with respect to, securities beneficially owned, directly or indirectly, of Freshworks Inc., a
 Delaware corporation (the "Company"), forms and documents related specially to
Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the "Exchange Act");

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms and documents related specifically to Section 13 and Section 16 of the Exchange Act, complete and execute any amendment or amendments thereto, and timely file such form and documents with the U.S. Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority; and

(3) take any other lawful action or any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in any such attorney-in-fact's discretion.

The undersigned here by grants to each such attorney-in-fact with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. All lawful acts done by the attorney-in-fact in this regard shall be deemed to have been done by the undersigned. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Agreement.

This Power of Attorney shall continue in full force and effect until (1) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact, (ii) revoked by such attorneys-in-fact in a signed writing delivered to the undersigned or (iii) such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of Freshfields Bruckhaus Deringer US LLP or any of its affiliates. This Power of Attorney hereby revokes any previous Power of Attorney granted by the undersigned with respect to the matters contained herein.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 20th day of September, 2021.

CAPITALG LP
By:  CAPITALG GP LLC,
its General Partner

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CAPITALG II LP
By:  CAPITALG II GP LLC,
its General Partner

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary


CAPITALG 2013 LP
By:  CAPITALG 2013 GP LLC,
its General Partner

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary

CAPITAL 2014 LP
By:  CAPITALG 2014 GP LLC,
its General Partner

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary


ALPHABET HOLDINGS LLC

By:  /s/ Kathryn W. Hall
Name:  Kathryn W. Hall
Title:  Secretary


CAPITAL GP LLC

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary


CAPITAL II GP LLC

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary



CAPITALG 2013 GP LLC

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary



CAPITALG 2014 GP LLC

By:  /s/ Jeremiah Gordon
Name: Jeremiah Gordon
Title: General Counsel and Secretary


ALPHABET INC.

By:  /s/ Kathryn W. Hall
Name:  Kathryn W. Hall
Title:  Assistant Secretary